SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (date  of  earliest  event  reported)       January  20,  2005
--------------------------------------------------------------------------------


                                 NS8 CORPORATION
                                 ---------------
             (Exact name of Registrant as specified in its charter)



            Delaware                 333-75956               13-4142621
            --------                 ---------               ----------
(State or other jurisdiction of    (Commission             (IRS Employer
incorporation or organization)     File  number)         Identification No.)


Two Union Square Center, 601 Union Street, Suite 4200, Seattle, Washington 98101
--------------------------------------------------------------------------------
               (Address of principal executive offices)  (Zip Code)

                                  (206)652-3338
                                  -------------
              (Registrant's Telephone Number, Including Area Code)


                    _______________________________________
                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                       Items to be Included in this Report

Item  8.01.     Other  Events

     On January 20, 2005, Thomas Routt resigned as Chief Scientist of the Company. Dr. Routt's resignation did not relate to any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        NS8  CORPORATION


Date:  January  31,  2005               By:  /s/  Anthony  J.  Alda
                                             ----------------------
                                             Anthony  J.  Alda
                                             Chairman of the Board of Directors,
                                             CEO  and  President